TERMINATION OF SERVICES AGREEMENT

This TERMINATION OF SERVICES AGREEMENT (hereinafter, this “Agreement”) is entered into as of February 16, 2011, by and among (1) Beijing Huate Xingye Technology Co., Ltd., (2) Dalian Winland International Shipping Agency Co., Ltd., (3) Dalian Winland International Logistics Co., Ltd., (4) Dalian Shipping Online Network Co., Ltd., (5) Wallis Development Limited, (6) Dalian Winland Group Co., Ltd., (7) Dalian Weihang Freight Forwarding Co., Ltd., (8) Dalian Winland Shipping Co., Ltd., (9) Li Honglin, an individual and (10) Xue Ying, an individual (each is hereafter sometimes referred to herein individually as a “Party”, and collectively as the “Parties”).

RECITALS

WHEREAS, the Parties entered into those certain Exclusive Technology Consulting and Service Agreements, Exclusive Equity Interest Purchase Agreements, Equity Interest Pledge Agreements, and Powers of Attorney, dated as of March 31, 2008, which are listed on Schedule I attached hereto (collectively, the “Service Agreements”); and

WHEREAS, the Parties desire to terminate the Service Agreements, the business arrangements made thereunder and the transactions contemplated thereby, and to provide for certain other rights and obligations of the Parties, all as set forth herein.

NOW, THEREFORE, on the terms and subject to the conditions hereinafter set forth, the Parties hereby agree as follows:

AGREEMENT

1.          Recitals. The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

2.          Termination Date.  Notwithstanding any terms set forth in any of the Service Agreements, the Parties agree that this Agreement shall become effective and legally binding on all of the Parties as of the date first set forth above (such date hereafter referred to as the “Termination Date”).

3.          Termination.

3.1           Termination of the Service Agreements.  Notwithstanding any terms set forth in any of the Service Agreements, the Parties hereby agree that each and all of the Service Agreements are hereby terminated as of the Termination Date, and that all rights, duties and obligations of the Parties under the Service Agreements, including, without limitation, any and all rights, duties and obligations in respect of (a) the variable interest entity arrangements, (b) pledges of collateral and (c) powers to appoint personnel, contemplated therein, shall cease from the Termination Date in all respects and have no further force or effect.

3.2           Transfer - Confirmation and Acknowledgement.  The Parties confirm and acknowledge that no Party, at any time prior to the Termination Date, attempted to, or effected, the assignment or transfer of any rights granted under the Service Agreements to any individual or entity outside of the Parties hereto.

3.3           Release.  Each Party hereby waives, releases and discharges the others and their officers, owners, directors, employees and agents against any and all causes of action, claims, rights, or any other demands or other obligations whatsoever, whether known or unknown, direct or indirect, liquidated or un-liquidated, or special, incidental, consequential, exemplary or multiple, that such Party now has or hereafter shall or may have against the other arising under or in respect of the Service Agreements, whether arising on, prior to or after the Termination Date.

3.4           Survival.  The Parties hereby agree that their obligations pertaining to confidentiality and indemnification contained in the Service Agreements shall survive the termination of the Service Agreements and remain in full force and effect thereafter.

4.          Termination Fees. In connection with the termination of the Service Agreements as contemplated by this Agreement, Winland Online Shipping Holdings Corporation shall receive a fee of RMB1,000,000.

5.          Miscellaneous

5.1           Governing Law.  The validity, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China.

5.2           Severability.  If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, each Party agrees that such provision shall be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. If necessary to effect the intent of the parties, the Parties shall negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language that reflects such intent as closely as possible.

5.3           Binding on Successors.  This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.

5.4           Execution in Counterparts.  This Agreement may be executed in any number of counterparts each of which shall be deemed an original for all purposes, and all counterparts shall together constitute one and the same instrument.

5.5           Entire Agreement.  This Agreement constitutes the entire agreement between the Parties hereto and supersedes any oral or written representation, understandings, proposals or communications heretofore entered into by or on account of the Parties with respect to the subject matter hereof.  This Agreement may not be changed, modified or amended except in a writing signed by each of the Parties hereto.

** Signature page follows **

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representative to execute this Termination of Services Agreement as of the date first set forth above.

Signature Page to Termination of Services Agreement

Schedule I

1. Exclusive Technology Consultation Service Agreement, dated March 31, 2008, by and among Beijing Huate Xingye Keji Co. Ltd. and Winland International

2. Exclusive Technology Consultation Service Agreement, dated March 31, 2008, by and among Beijing Huate Xingye Keji Co. Ltd. and Winland Logistics

3. Exclusive Technology Consultation Service Agreement, dated March 31, 2008, by and among Beijing Huate Xingye Keji Co. Ltd. and Shipping Online

4. Exclusive Equity Interest Purchase Agreement, dated March 31, 2008, by and among Wallis Development Limited, Dalian Winland International Shipping Agency Co., Ltd. and Dalian Winland Group Co., Ltd.

5. Exclusive Equity Interest Purchase Agreement, dated March 31, 2008, by and among Wallis Development Limited, Dalian Winland International Shipping Agency Co., Ltd. and Dalian Weihang Logistic Agent Co., Ltd.

6. Exclusive Equity Interest Purchase Agreement, dated March 31, 2008, by and among Wallis Development Limited, Dalian Winland International Shipping Agency Co., Ltd. and Dalian Winland Shipping Co., Ltd.

7. Exclusive Equity Interest Purchase Agreement, dated March 31, 2008, by and between Wallis Development Limited, Dalian Winland International Logistics Co., Ltd. and Dalian Winland Group Co., Ltd.

8. Exclusive Equity Interest Purchase Agreement, dated March 31, 2008, by and between Wallis Development Limited, Dalian Winland International Logistics Co., Ltd. and Dalian Winland Shipping Co., Ltd.

9. Exclusive Equity Interest Purchase Agreement, dated March 31, 2008, by and between Wallis Development Limited, Dalian Winland International Logistics Co., Ltd. and Dalian Winland International Shipping Agency Co., Ltd.

10. Exclusive Equity Interest Purchase Agreement, dated March 31, 2008, by and among Wallis Development Limited, Dalian Shipping Online Network Co., Ltd. and Li Honglin

11. Exclusive Equity Interest Purchase Agreement, dated March 31, 2008, by and among Wallis Development Limited, Dalian Shipping Online Network Co., Ltd. and Xue Ying

12. Equity Interest Pledge Agreement, dated March 31, 2008, by and between Beijing Huate Xingye Keji Co. Ltd. and Dalian Winland Group Co.

13. Equity Interest Pledge Agreement, dated March 31, 2008, by and between Beijing Huate Xingye Keji Co. Ltd. and Dalian Winland Shipping Co., Ltd.

14. Equity Interest Pledge Agreement, dated March 31, 2008, by and between Beijing Huate Xingye Keji Co. Ltd. and Dalian Weihang Logistic Agent Co., Ltd.

15. Equity Interest Pledge Agreement, dated March 31, 2008, by and between Beijing Huate Xingye Keji Co. Ltd. and Dalian Winland International Logistics Co., Ltd.

16. Equity Interest Pledge Agreement, dated March 31, 2008, by and between Beijing Huate Xingye Keji Co. Ltd. and Dalian Winland Group Co.

17. Equity Interest Pledge Agreement, dated March 31, 2008, by and between Beijing Huate Xingye Keji Co. Ltd. and Winland Shipping Co., Ltd.

18. Equity Interest Pledge Agreement, dated March 31, 2008, by and between Beijing Huate Xingye Keji Co. Ltd. and Li Honglin

19. Equity Interest Pledge Agreement, dated March 31, 2008, by and between Beijing Huate Xingye Keji Co. Ltd. and Xue Ying

20. Powers of Attorney, dated March 31, 2008, executed by Dalian Winland Group Co., Ltd., Dalian Winland Shipping Co., Ltd. and Dalian Weihang Logistic Agent Co., Ltd. in favor of Beijing Huate Xingye Keji Co. Ltd. For Dalian Winland International Shipping Agency Co., Ltd.

21. Powers of Attorney, dated March 31, 2008, executed by Dalian Winland Group Co., Ltd., Dalian Winland Shipping Co., Ltd. and Dalian Winland International Shipping Agency Co., Ltd. in favor of Beijing Huate Xingye Keji Co. Ltd. for Dalian Winland International Logistics Co., Ltd.

22. Powers of Attorney, dated March 31, 2008, executed by Li Honglin and Xue Ying in favor of Beijing Huate Xingye Keji Co. Ltd. and Dalian Shipping Online Network Co., Ltd.